EXHIBIT 10.6(b)(i)



















                        OGDEN CORPORATION
                     1990 STOCK OPTION PLAN
                   AS ADOPTED OCTOBER 11, 1990

           AMENDED AND RESTATED AS OF JANUARY 19, 1994

                             TABLE OF CONTENTS

  1.  Purpose of the Plan..........................................  1
  2.  Definitions..................................................  1
           Board of Directors......................................  1
           Cause...................................................  1
           Change in Control.......................................  1
           Code....................................................  2
           Committee...............................................  2
           Common Stock............................................  2
           Company.................................................  2
           Director................................................  2
           Director's LSAR.........................................  2
           Director's Option.......................................  2
           Disability..............................................  2
           Exchange Act............................................  2
           Fair Market Value.......................................  2
           Incentive Award.........................................  2
           Incentive Stock Option..................................  2
           LSAR....................................................  3
           Non-Qualified Stock Option..............................  3
           Ogden...................................................  3
           Option..................................................  3
           Participant.............................................  3
           Person..................................................  3
           Plan....................................................  3
           Retirement..............................................  3
           Securities Act..........................................  3
           Stock Bonus.............................................  3
           Subsidiary..............................................  3
  3.  Stock Subject to the Plan and Certain Individual Limitations.  3
  4.  Administration of the Plan...................................  4
  5.  Eligibility..................................................  5
  6.  Options......................................................  5
           Identification of Options...............................  5
           Exercise Price..........................................  5
           Term and Exercise of Options............................  5
           Limitations on Grant of Incentive Stock Options.........  6
           Effect of Termination of Employment.....................  7
           Consequences Upon Change in Control.....................  7
           Cash Bonuses and Loans..................................  8
  7.  Limited Stock Appreciation Rights............................  8
           Benefit Upon Exercise...................................  8
           Term and Exercise of LSARs..............................  8
  8.  Director's Options and Director's LSARs......................  9
           Grant of Director's Options.............................  9
           Identification of Director's Options.................... 10
           Exercise Price.......................................... 10
           Term and Exercise of Options............................ 10
           Acceleration of Exercise Date Upon Change in Control.... 11
           Effect of Termination of Director's Term................ 11
           Director's LSARs........................................ 11
  9.  Stock Bonuses................................................ 12
 10.  Adjustment Upon Changes in Common Stock...................... 12
           Shares Available for Grants............................. 12
           Outstanding Options, LSARs, Director's Options and Director's LSARs -- Increase or Decrease in Issued
           Shares Without Consideration............................ 13
           Outstanding Options, LSARs, Director's Options and
           Director's LSARs -- Certain Mergers..................... 13
           Outstanding Options, LSARs, Director's Options and
           Director's LSARs -- Certain Other Transactions.......... 13
           Outstanding Options, LSARs -- Other Changes............. 14
           No Other Rights......................................... 14
 11.  Rights as a Stockholder...................................... 14
 12.  No Special Employment Rights; No Right to Incentive Award.... 14
 13.  Securities Matters........................................... 15
 14.  Withholding Taxes............................................ 15
           Cash Remittance......................................... 15
           Stock Remittance........................................ 15
           Stock Withholding....................................... 16
           Participants Subject to Section 16(b)................... 16
           Timing and Method of Elections.......................... 16
 15.  Amendment of the Plan........................................ 17
 16.  No Obligation to Exercise.................................... 17
 17.  Transfers Upon Death......................................... 17
 18.  Expenses and Receipts........................................ 17
 19.  Failure to Comply............................................ 17
 20.  Effective Date and Term of Plan.............................. 17

1.  PURPOSE OF THE PLAN

     This Ogden Corporation 1990 Stock Option Plan is intended to promote the interests of the Company by providing the employees of the Company and non-employee directors of Ogden Corporation, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the employ of the Company.

2.  DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Board of Directors" shall mean the Board of Directors of Ogden.

     (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in gross misconduct which could reasonably be expected to be materially and demonstrably injurious to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

     (c) "Change in Control" shall mean:

          (i) any Person (an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act, a "Beneficial Owner"), directly or indirectly, of securities of Ogden representing 20% or more of the combined voting power of the Ogden's then outstanding securities, other than beneficial ownership by a Participant, the Company, any employee benefit plan of the Company or any person or entity organized, appointed or established pursuant to the terms of any such benefit plan;

          (ii) Ogden's stockholders approve an agreement to merge or consolidate Ogden with another corporation, or an agreement providing for the sale of substantially all of the assets of Ogden to one or more corporations, in any case other than with or to a corporation 50% or more of which is controlled by, or is under common control with, Ogden; or

          (iii) during any two-year period, individuals who at the date on which the period commences constitute a majority of the Board of Directors cease to constitute a majority thereof for any reason; provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least two-thirds of the directors who were directors at the beginning of such period (either actually or by prior operation of this provision), other than any director who is so approved in connection with any actual or threatened contest for election to positions on the Board of Directors.

     The Committee may, in its absolute discretion, define the term Change in Control to mean, with respect to any Incentive Award (other than any Director's Option or Director's LSAR), the occurrence of any one or more of the events described in clauses (i) -- (iii) of this Section 2(c).

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

     (f) "Common Stock" shall mean Ogden's common stock, $.50 par value per share.

     (g) "Company" shall mean Ogden and each of its Subsidiaries.

     (h) "Director" shall mean a member of the Board of Directors of Ogden who is not at the time of reference an employee of the Company and who is entitled to receive an Incentive Award pursuant to Section 8 hereof.

     (i) "Director's LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 8 hereof and which
relates to a Director's Option.   Each  Director's LSAR shall be exercisable
only in the alternative to the exercise of its related Director's Option.

     (j) "Director's Option" shall mean an option to purchase shares of
Common Stock of Ogden granted pursuant to Section 8 hereof.   Each Director's
Option shall be identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (k) "Disability" shall mean a condition entitling a Participant to benefits under the long-term disability policy maintained by the Company and applicable to him.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (m) the "Fair Market Value" of a share of Common Stock with respect to any day shall be (i) the average of the high and low sales prices on such day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or
(ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by a qualified appraiser selected by the Committee.

     (n) "Incentive Award" shall mean an Option, LSAR, Stock Bonus, Director's Option or Director's LSAR granted pursuant to the terms of the Plan.

     (o) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422A of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.


     (p) "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

     (q) "Non-Qualified Stock Option" shall mean (i) an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced or (ii) a Director's Option.


     (r) "Ogden" shall mean Ogden Corporation, a Delaware corporation, and its successors.

     (s) "Option" shall mean an option to purchase shares of Common Stock of Ogden granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (t) "Participant" shall mean an employee of the Company or a Director who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and upon his death, his successors, heirs, executors and administrators, as the case may be.

     (u) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

     (v) "Plan" shall mean this Ogden Corporation 1990 Stock Option Plan, as it may be amended from time to time.

     (w) "Retirement" shall mean the termination of the employment of a Participant with the Company on or after (i) the first date on which the Participant has both attained age 55 and completed 5 years of service with the Company or (ii) the date on which the Participant attains age 65.

     (x) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (y) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

     (z) "Subsidiary" shall mean any "subsidiary corporation" within the meaning of Section 425(f) of the Code.

3.  STOCK SUBJECT TO THE PLAN AND CERTAIN INDIVIDUAL LIMITATIONS

     Under the Plan, the Committee may grant to Participants other than Directors (i) Options, (ii) LSARs and (iii) Stock Bonuses. In addition, Directors will be granted Director's Options and Director's LSARs pursuant to the provisions of Section 8 hereof.

     Subject to adjustment as provided in Section 10 hereof, the Committee may grant Options under the Plan to Participants under the Plan, and Director's Options shall be granted to Directors as provided in Section 8 hereof, with respect to a number of shares of Common Stock that in the aggregate does not exceed 6,200,000 shares. The grant of an LSAR or Director's LSAR shall not reduce the number of shares of Common Stock with respect to which Options or Director's Options may be granted pursuant to the Plan.

     Subject to adjustment as provided in Section 10 hereof, the maximum number of shares of Common Stock with respect to which Incentive Awards may be granted under this Plan to any one Participant shall not exceed 700,000 shares in the aggregate during any period of four consecutive calendar years commencing on or after January 1, 1994. Each share subject to an Option or Director's Option and to a related LSAR or Director's LSAR, respectively, shall only count as a single share for purposes of this limitation.

     In the event that any outstanding Option expires, terminates or is cancelled for any reason (other than pursuant to Paragraph 7(b)(2) hereof), the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grants under the Plan. In the event that an outstanding Option is cancelled pursuant to Paragraph 7(b)(2) hereof by reason of the exercise of an LSAR, the shares of Common Stock subject to the cancelled portion of such Option shall not again be available for grants under the Plan. In the event that any outstanding Director's Option expires, terminates or is cancelled for any reason (other than pursuant to Paragraph 8(g)(ii)(B) hereof), the shares of Common Stock subject to the unexercised portion of such Director's Option shall again be available for grants under the Plan. In the event that an outstanding Director's Option is cancelled pursuant to Paragraph 8(g)(ii)(B) hereof by reason of the exercise of a Director's LSAR, the shares of Common Stock subject to the cancelled portion of such Director's Option shall not again be available for grants under the Plan.

     Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a Committee of the Board of Directors consisting of three or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act and Section 162(m) of the Code. Subject to Section 3 hereof, the Committee shall from time to time designate the key employees of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards, other than Director's Options and Director's LSARs, which shall be granted pursuant to Section 8 hereof.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties; provided, however, that the Committee shall have no authority or discretion with respect to Section 8 hereof to the extent such authority could cause the Participants granted Incentive Awards pursuant to such Section 8 to cease to be "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act or Section 162(m) of the Code.

     The Committee may, in its absolute discretion, determine the time or times at which each Option shall be exercisable, accelerate the date on which any Option granted under the Plan becomes exercisable or, subject to Section 6(c)(1) hereof, extend the term of any Option granted under the Plan.

     Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.


     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Ogden shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.  ELIGIBILITY

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company who are largely responsible for the management, growth and protection of the business of the Company (including officers of Ogden, whether or not they are directors of Ogden) as the Committee shall select from time to time and such Directors who are entitled to receive Incentive Awards pursuant to Section 8 hereof.

6.  OPTIONS

     The Committee may grant Options pursuant to the Plan to Participants who are not Directors, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a) IDENTIFICATION OF OPTIONS

     All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

     (b) EXERCISE PRICE

     The exercise price of any Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Option is granted.

     (c) TERM AND EXERCISE OF OPTIONS

     (1) Subject to Section 3 hereof, each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

     (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

     (3) An Option shall be exercised by delivering notice to Ogden's principal office, to the attention of its Benefits Department, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either in cash or by personal check, certified check, bank cashier's check or wire transfer.

     (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or Ogden a fully-and duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting Ogden to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an Incentive Stock Option, the disposition of such shares and (iii) the broker-dealer and the Participant have otherwise complied with
Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

     (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

     (6) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (d) LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS

     (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422A of the Code) granted after December 31, 1986, are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of Ogden as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

     (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Ogden or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e) EFFECT OF TERMINATION OF EMPLOYMENT

     (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Disability, Retirement, Cause or death (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

     (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability or Retirement of the Participant, such Participant shall be entitled to exercise, at any time or from time to time after such termination, Options granted to him hereunder to the extent that such Options were exercisable at the time of such termination or would have become exercisable had his employment continued until the first anniversary of such termination; provided, however, no Option shall be exercisable after the first anniversary of the Participant's death; and provided, further, that no Option shall be exercisable after the expiration of its term.

     (3) In the event that the employment of a Participant with the Company shall terminate on account of the death of the Participant, such Participant shall be entitled to exercise, at any time or from time to time until the first anniversary of such termination, Options granted to him hereunder to the extent that such Options were exercisable at the time of such termination or would have become exercisable had his employment continued until the first anniversary of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

     (4) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination; provided, however, that no Participant shall be deemed to have been terminated for Cause during the one year period following any Change in Control.

     (5) For purposes of this Section 6(e), an Option shall be deemed to be exercisable on the date of the termination of the employment of a Participant with the Company to the extent, if any, it becomes exercisable by acceleration by the Committee or pursuant to a written agreement between the Company and the Participant, provided that such acceleration occurs prior to the first anniversary of such termination of employment.

     (f) CONSEQUENCES UPON CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.



     (g) CASH BONUSES AND LOANS

     (1) The Committee may, in its absolute discretion, grant to any Participant a cash bonus in an amount determined by the Committee to enable the Participant to pay any federal, state or local income taxes arising out of the exercise of an Option.

     (2) The Committee may, in its absolute discretion, provide a loan to any Participant in an amount determined by the Committee to enable the Participant to pay (i) any federal, state or local income taxes arising out of the exercise of an Option or (ii) the exercise price with respect to any Option. Any such loan (i) shall be for such term and at such rate of interest as the Committee may determine, (ii) shall be evidenced by a promissory note in a form determined by the Committee and executed by the Participant and (iii) shall be subject to such other terms and conditions as the Committee may determine.

7.  LIMITED STOCK APPRECIATION RIGHTS

     The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. An LSAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

     (a) BENEFIT UPON EXERCISE

     (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of
(i) the greatest of (A) the highest price per share of Common Stock paid in the Change in Control in connection with which such LSAR became exercisable,
(B) the Fair Market Value of a share of Common Stock on the date of such Change in Control and (C) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b) TERM AND EXERCISE OF LSARS

     (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of ninety days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the
expiration of ninety days following such date.   Notwithstanding anything
else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Common Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

     (2) The exercise of an LSAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of shares of Common Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

     (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

     (4) During the lifetime of a Participant, each LSAR granted to him shall be exercisable only by him. No LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option.

     (5) An LSAR shall be exercised, subject to the requirements of Paragraph 7(b) above, by delivering notice to Ogden's principal office, to the attention of its Benefits Department, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

8.  DIRECTOR'S OPTIONS AND DIRECTOR'S LSARS

     Director's Options and Director's LSARs shall be granted pursuant to this Section 8, in the amounts and subject to the terms and conditions hereinafter set forth. Each Director's Option and Director's LSAR shall be evidenced by an agreement in the form set forth as Exhibit A hereto.

     (a) GRANT OF DIRECTOR'S OPTIONS

     (1) Each individual who on November 14, 1990, is a Director shall be granted on such date a Director's Option with respect to 25,000 shares of Common Stock.

     (2) Each individual who becomes a Director after November 14, 1990, may be granted a Director's Option with respect to a number of shares of Common Stock determined by the Committee not to exceed 25,000 shares. Such determination shall be made (i) in the case of an individual who becomes a Director by election by the shareholders of Ogden, prior to such election and
(ii) in the case of any other individual, prior to such person's appointment or selection to the Board of Directors. Such Director's Option shall be granted on the date on which such individual's term as a Director commences.



     (b) IDENTIFICATION OF DIRECTOR'S OPTIONS

     All Director's Options granted under the Plan shall be clearly identified in the agreement evidencing such Director's Options as Non-Qualified Stock Options.

     (c) EXERCISE PRICE

     The per share exercise price of each Director's Option shall be equal to the Fair Market Value of a share of Common Stock on the date on which the Director's Option is granted.

     (d) TERM AND EXERCISE OF OPTIONS

     (1) Director's Options shall become exercisable with respect to 20% of the number of shares of Common Stock subject to each such Director's Option upon the first anniversary of the date on which such Director's Option is granted and with respect to an additional 20% of the number of shares of Common Stock subject thereto on each subsequent anniversary of such date. Each Director's Option shall be exercisable until the expiration of ten years after the date on which it is granted; provided, that each Director's Option shall be subject to earlier termination, expiration or cancellation as provided herein.

     (2) Each Director's Option shall be exercisable in whole or in part; provided, that no partial exercise of a Director's Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Director's Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

     (3) A Director's Option shall be exercised by delivering notice to Ogden's principal office, to the attention of its Benefits Department, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Director's Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of a Director's Option shall be made on the effective date of such exercise either in cash or by personal check, certified check, bank cashier's check or wire transfer.

     (4) Any Director's Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully-and duly-endorsed agreement evidencing such Director's Option and instructions signed by the Participant requesting Ogden to deliver the shares of Common Stock subject to such Director's Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited and (ii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

     (5) Certificates for shares of Common Stock purchased upon the exercise of a Director's Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Director's Option is exercised.

     (6) During the lifetime of a Participant, each Director's Option granted to him shall be exercisable only by him. No Director's Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (e) ACCELERATION OF EXERCISE DATE UPON CHANGE IN CONTROL
     Upon the occurrence of a Change in Control, any Director's Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

     (f) EFFECT OF TERMINATION OF DIRECTOR'S TERM
     In the event that the term of a Participant's membership on the Board of Directors terminates for any reason, then (x) Director's Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after the termination of such Participant's term, at which time such Director's Options shall expire and (y) Director's Options granted to such Participant, to the extent that they were not exercisable at the time of such termination and would have become exercisable during the one-year period following such termination had such termination not occurred, shall become exercisable upon such termination and shall remain exercisable until the expiration of such one-year period, at which time such Director's Options shall expire; provided, however, that no Director's Option shall be exercisable after the expiration of its term.

     (g) DIRECTOR'S LSARS

     Each Director's Option shall include a Director's LSAR with respect to a number of shares of Common Stock equal to the number of shares of Common Stock subject to such Director's Option, which Director's LSAR shall be evidenced by the agreement evidencing such Director's Option. Each Director's LSAR granted hereunder shall be subject to the following terms and conditions:

     (i) BENEFIT UPON EXERCISE

     The exercise of a Director's LSAR with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greatest of (A) the highest price per share of Common Stock paid in the Change in Control in connection with which such LSAR became exercisable, (B) the Fair Market Value of a share of Common Stock on the date of such Change in Control and (C) the Fair Market Value of a share of Common Stock on the effective date of such exercise over
(ii) the exercise price of the related Director's Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (ii) TERM AND EXERCISE OF LSARS

     (A) Each Director's LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of ninety days after such date. Notwithstanding the preceding sentence of this Section 8(g)(ii)(A), in the event that a Director's LSAR becomes exercisable prior to the expiration of six months following the date on which it is granted, then the Director's LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of ninety days following such date. Notwithstanding anything else herein, a Director's LSAR may be exercised only if and to the extent that the Director's Option to which it relates is exercisable.

     (B) The exercise of a Director's LSAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of the Director's Option to which it relates with respect to an equal number of shares. The exercise of a Director's Option, or the cancellation, termination or expiration of a Director's Option (other than pursuant to this Paragraph (B)), with respect to a number of shares of Common Stock, shall cause the cancellation of the Director's LSAR related to it with respect to an equal number of shares.

     (C) Each Director's LSAR shall be exercisable in whole or in part; provided, that no partial exercise of a Director's LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Director's LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Director's LSAR, the agreement evidencing the Director's LSAR and the related Director's Option shall be returned to the Participant exercising such Director's LSAR together with the payment described in Paragraph 8(g)(i) hereof.

     (D) During the lifetime of a Participant, each Director's LSAR granted to him shall be exercisable only by him. No Director's LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Director's Option.

     (E) A Director's LSAR, subject to the requirements of Paragraph 8(g)(ii) above, shall be exercised by delivering notice to Ogden's principal office, to the attention of its Benefits Department, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Director's LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

9.  STOCK BONUSES

     Subject to Section 3 hereof, the Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10.  ADJUSTMENT UPON CHANGES IN COMMON STOCK

     (a) SHARES AVAILABLE FOR GRANTS

     In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options, Director's Options and Stock Bonuses shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options and Stock Bonuses may be granted as the Committee may deem appropriate.

     (b) OUTSTANDING OPTIONS, LSARS, DIRECTOR'S OPTIONS AND DIRECTOR'S LSARS
- -- INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION
     Subject to any required action by the shareholders of Ogden, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by Ogden, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option, LSAR, Director's Option and Director's LSAR and the exercise price per share of Common Stock of each such Option, LSAR, Director's Option and Director's LSAR.

     (c) OUTSTANDING OPTIONS, LSARS, DIRECTOR'S OPTIONS AND DIRECTOR'S LSARS -- CERTAIN MERGERS

     Subject to any required action by the shareholders of Ogden, in the event that Ogden shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option, LSAR, Director's Option and Director's LSAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option, LSAR, Director's Option or Director's LSAR would have received in such merger or consolidation.

     (d) OUTSTANDING OPTIONS, LSARS, DIRECTOR'S OPTIONS AND DIRECTOR'S LSARS -- CERTAIN OTHER TRANSACTIONS

     In the event of (i) a dissolution or liquidation of Ogden, (ii) a sale of all or substantially all of Ogden's assets, (iii) a merger or consolidation involving Ogden in which Ogden is not the surviving corporation or (iv) a merger or consolidation involving Ogden in which Ogden is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (i) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

          (ii) provide for the exchange of each Option (including any related
     LSAR) outstanding immediately prior to such event (whether or not then exercisable) for an option with respect to, as appropriate, some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the Option or the number of shares or amount of property subject to the Option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

     Upon the occurrence of any event described in this Paragraph 10(d), the Committee shall, with respect to each Director's Option and Director's LSAR outstanding immediately prior to such event (whether or not then exercisable), take the action described in clause (i) above, except that the value of the property received in exchange for a share of Common Stock pursuant to such event shall be the fair market value of such property.

     (e) OUTSTANDING OPTIONS, LSARS -- OTHER CHANGES

     In the event of any change in the capitalization of Ogden or corporate change other than those specifically referred to in Sections 10(b), (c) or
(d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options and LSARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option and LSAR, as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     (f) NO OTHER RIGHTS

     Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Ogden or any other corporation. Except as expressly provided in the Plan, no issuance by Ogden of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Director's Option or Director's LSAR.

11.  RIGHTS AS A STOCKHOLDER

     No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in
Section 10 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

12.  NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.



13.  SECURITIES MATTERS

     (a) Ogden shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, Ogden shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until Ogden is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to Ogden shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. Ogden may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. Ogden shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.  WITHHOLDING TAXES

     (a) CASH REMITTANCE

     Subject to Paragraph 14(d) whenever shares of Common Stock are to be issued upon the exercise of an Option or a Director's Option or in connection with the grant of a Stock Bonus, Ogden shall have the right to require the Participant to remit to Ogden in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise or grant prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR Ogden shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise.

     (b) STOCK REMITTANCE

     At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option or a Director's Option or the grant of a Stock Bonus, the Participant may tender to Ogden a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise or grant. Such election shall satisfy the Participant's obligations under Paragraph 14(a) hereof, if any.

     (c) STOCK WITHHOLDING

     At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option or a Director's Option or the grant of a Stock Bonus, Ogden shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise or grant. Such election shall satisfy the Participant's obligations under Paragraph 14(a) hereof, if any.

     (d) PARTICIPANTS SUBJECT TO SECTION 16(B)

     Notwithstanding the last sentence of Section 9 hereof, the Company shall hold as custodian for any Participant who is subject to the provisions of
Section 16(b) of the Exchange Act and who has not made an election pursuant to Section 83(b) of the Code stock certificates evidencing the total number of shares of Common Stock required to be issued pursuant to the grant of a Stock Bonus until the expiration of six months following the date of such grant. Upon the expiration of such six-month period, the Participant shall remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such grant prior to the delivery of any certificate or certificates for such shares, unless the Participant has made an election pursuant to Paragraph 14(b) or
(c) hereof, in which case the Participant shall tender a number of shares prior to such delivery, or the Company shall withhold a number of shares, respectively, determined pursuant to such Paragraph. Paragraph 14(a) hereof, and not this Paragraph 14(d), shall apply if the date on which income is required to be recognized for federal income tax purposes with respect to such grant is more than six months after such grant.

     (e) TIMING AND METHOD OF ELECTIONS

     (1) Notwithstanding any other provisions of the Plan, in order to be effective, an election under Paragraph 14(c) relating to a Stock Bonus made by a Participant who is subject to Section 16(b) of the Exchange Act must (i) be irrevocable and be made not less than six months in advance of the date on which income is required to be recognized with respect to the grant or (ii) take effect during a window period described in Rule 16b-3(e)(3) of the Exchange Act.

     (2) Notwithstanding any other provisions of the Plan, in order to be effective, an election under Paragraph 14 (c) relation to an Option or Director's Option made by a Participant who is subject to Section 16(b) of the Exchange Act must (i) take effect during a window period described in Rule 16b- 3(e)(3) under the Exchange Act and exercise of the Option or Director's Option must occur at least six months after the grant date or (ii) be irrevocable and be made not less than six months in advance of the date of exercise.

     (3) Such elections shall be made by the delivery to Ogden's principal office, to the attention of its Benefits Department, of a written notice signed by the Participant. A Participant can change an irrevocable election made in accordance with clause 14(e)(1)(i) or clause 14(e)(2)(ii) through another irrevocable election that takes effect at least six months thereafter.

15.  AMENDMENT OF THE PLAN

     The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 10 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan, (iii) materially modify the requirements as to eligibility for participation in the Plan or (iv) modify or amend the provisions of Section
8 hereof or any terms and conditions of the Plan with respect to Director's Options or Director's LSARs.

16.  NO OBLIGATION TO EXERCISE

     The grant to a Participant of an Option, LSAR, Director's Option or Director's LSAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Director's Option or Director's LSAR.

17.  TRANSFERS UPON DEATH

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution.
No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Ogden unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and
(b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18.  EXPENSES AND RECEIPTS

     The expenses of the Plan shall be paid by Ogden. Any proceeds received by Ogden in connection with any Incentive Award will be used for general corporate purposes.

19.  FAILURE TO COMPLY

     In addition to the remedies of Ogden elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

20.  EFFECTIVE DATE AND TERM OF PLAN

     The Plan was adopted by the Board of Directors on October 11, 1990. No grants may be made under the Plan after October 11, 2000. The grant of each Option, LSAR, Director's Option and Director's LSAR to any Participant who is subject to Section 16(b) of the Exchange Act is subject to the approval of the Plan by the shareholders of Ogden in accordance with the requirements of Rule 16b-3 promulgated under such Section, and no Option, LSAR, Director's Option or Director's LSAR granted to any such Participant shall be exercisable prior to the receipt of such approval, unless, in either case, such Participants are entitled to rely on the exemption provided by such Rule 16b-3, or any successor thereto, in connection with such grants notwithstanding the absence of such shareholder approval.